Exhibit 99.1

Delightful Service Through Innovation To Every Customer Every Day

M
T
W
Angelica
T
F
S
PATIENT A
S

Angelica Corporation
December 2007

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Angelica's Vision Today

Vision

- *Delightful Service through Innovation*

Mission

Strategies

Values

- ***R**espect – For Our Customers, Employees and Communities*
- ***E**xcellence – Establish High Standards and Routinely Surpass Them*
- ***S**ervice – Providing the Highest Quality For Our Customers*
- ***P**assion – High Energy, Desire to Excel*
- ***E**thics – Integrity and Trust In All We Do*
- ***C**ommunication – Open, Honest, Always*
- ***T**eamwork – Work Together, Celebrate and Reward Successes*

Angelica

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Angelica Today

SACRAMENTO
ANTIOCH
TURLOCK
STOCKTON
FRESNO
POMONA
LAS VEGAS
SAN FERNANDO
COLTON
LOS ANGELES
ORANGE
SAN DIEGO
PHOENIX
CHICAGO
CORPORATE OFFICE
OKLAHOMA CITY
WICHITA FALLS
DALLAS
HOUSTON
BALLSTON SPA
BATAVIA
WORCESTER
SOMERVILLE
PAWTUCKET
HEMPSTEAD
EDISON (Closing in FY2007)
LORAIN
DURHAM
OOLTEWAH
ROCKMART
ATLANTA
COLUMBIA
OPERATING HEADQUARTERS
HOLLY HILL
TAMPA
CORPORATE OFFICES
SERVICE CENTER
DEPOT DISTRIBUTION

Angelica

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The Market is Large and Growing

- Angelica network reaches almost 60% of the U.S. healthcare market
- Current market share in these geographic markets
  - Hospitals – 25%
  - Clinics – 3%
  - Long-Term Care – 6%
- Aging population means demand for healthcare services and hence, healthcare linen usage will grow
- Continued outsourcing growth potential

U.S. Healthcare Linen Market

Estimated at $5.8 Billion

Long-Term Care $1.0B
Hospitals $2.2B
Clinics $2.6B

Angelica

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Future Outsourcing Provides Additional Opportunities

Acute Care Markets in which AGL Participates

31% still done by hospitals themselves
On-Premise Laundries 22%
Coops 9%
Angelica 25%
Competitors 44%

Competitors 59%
On-Premise Laundries 34%
Coops 7%
41% still done by hospitals themselves

Angelica

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Historical Continuing Operations Revenues

$450,000
$400,000
$350,000
$300,000
$250,000
$263,823
$283,319
$308,034
$418,357
$425,735
2002
2003
2004
2005
2006

Angelica

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Historical Continuing Ops Gross Margin - %

19.5
19.0
15.8
12.9
14.5
20
18
16
14
12
10
8
6
4
2
0
2002
2003
2004
2005
2006

Angelica

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Natural Gas and Fuel Costs vs. % of Revenue

9
8
7
6
5
4
3
2
1
1.2
3.2
1.4
3.4
1.6
4.3
1.9
5.6
2.1
6.0
2.0
5.8
2002
2003
2004
2005
2006
2007
First Nine Months 2007
Natural Gas
Delivery Fuel

Angelica

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Delightful Service Through Innovation
To Every Customer Every Day

M T W T F S S
Angelica
PATIENT

Angelica Corporation
December 2007

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Delightful Service Through Innovation
To Every Customer Every Day

[picture]

Angelica Corporation
December 2007

Safe Harbor Statement
This presentation contains forward-looking statements, which reflect Angelica Corporation’s current views with respect to future events and financial performance and are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from those expressed or implied by these statements. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in Angelica Corporation’s filings with the Securities and Exchange Commission.

[Angelica logo]

Angelica’s Vision Today

Vision

•	Delightful Service through Innovation

Mission

•	Every healthcare provider desires our superior services based on our high quality standards, passion and creative solutions; this will deliver industry-leading growth and exceptional stakeholder value

Strategies

•	Delight the Customer

•	People, Family, Talent, Teams

•	Strengthen the Base

•	Expand the Base

Values

•	Respect – For Our Customers, Employees and Communities

•	Excellence – Establish High Standards and Routinely Surpass Them

•	Service – Providing the Highest Quality For Our Customers

•	Passion – High Energy, Desire to Excel

•	Ethics – Integrity and Trust In All We Do

•	Communication – Open, Honest, Always

•	Teamwork – Work Together, Celebrate and Reward Successes

[Angelica logo]

Equity Snapshot

• Exchange/Symbol (IPO in 1958)	NYSE: AGL
• Share Price as of 12/10/07	$19.34
• Market Capitalization	$189M
• Shares Outstanding	9.8M
• Market Cap/Revenues (ttm)	0.44
• Dividend/Yield	$0.44/2.3%

[Angelica logo]

Angelica History

•	Founded in 1878 and grew to three divisions in 1960’s: Manufacturing, Textile Services and Retail

•	Sold Manufacturing division in 2002

•	Beginning in 2004 through 2006:

	-	Sold retail division (2004)

	-	Focused textile services on healthcare market (2005)

• Restructured organization from an operations centric model to a customer market centric model

	-	Resolved 18 month union corporate campaign with 10 year labor peace agreement (2005)

	-	Implemented “Delight the Customer” strategy (2006)

[Angelica logo]

Closure of Edison and Move to 8 Markets

•	In August, 2007 Board voted to sell or close Edison facility by end of FY07

	-	Edison lost $4mm in first half FY07

•	Reorganized from 9 to 8 regional markets

[Angelica logo]

Angelica Today

•   Delightful service to every customer every day

•   28 service centers in eight markets located in U.S.

[map]

[Angelica logo]

The Market is Large and Growing

•	Angelica network reaches almost 60% of the U.S. healthcare market	U.S. Healthcare Linen Market

•	Current market share in these geographic markets	Estimated at $5.8 Billion

	• Hospitals - 25%	[pie chart]
• Clinics - 3%
	• Long-Term Care - 6%	Long-Term Care $1.0B

•	Aging population means demand for healthcare services and hence, healthcare linen usage will grow	Hospitals $2.2B Clinics $2.6B
•	Continued outsourcing growth potential

[Angelica logo]

Future Outsourcing Provides Additional Opportunities

Acute Care Markets in which AGL Participates	Untapped Acute Care
Markets in which AGL does not Participate

[pie chart]	[pie chart]
31% still done by	Coops 7%
hospitals themselves
On-Premise Laundries 34%
Coops 9%
Competitors 59%
On-Premise Laundries 22%
41% still done by
Angelica 25%	hospitals themselves

Competitors 44%

[Angelica logo]

Competitive Environment

•	With less than 10% share of the total healthcare market, Angelica leads a fragmented $5.8 billion market

•	Only two national hospital competitors (Crothall Services, a Compass division, and Sodexho Laundry Services)

•	Approximately 10 mid-size regional hospital providers

•	In clinics, small and regional players dominate, but some national competition (Aramark and Alsco)

•	In long-term care, Health Care Services Group is an indirect national competitor as most do own laundry

[Angelica logo]

Key Environmental Issues

•	Industry standard practices revolve around internal operations, leading to average customer service (poor fill rates and low on-time delivery results)

•	Hospital providers, long term care and clinic providers are often distinct, even though affiliations across channels are frequent

•	Standard industry products have been cost driven versus patient satisfaction driven

•	Operations practices are “experience based” versus state of the art manufacturing techniques

[Angelica logo]

How Does Angelica Win

1.	Delight the customer

	•	100% fill and on-time deliveries

	•	Higher quality products for patient satisfaction

	•	Innovative new products to help customers

2.	Leverage our existing “Delighted” customer base to

	•	Sell all products and services to all customers

	•	Service satellite clinics and LTC facilities of acute customers

	•	Realize fair pricing for outstanding service

3.	Implement operations best practices in all service centers and delivery areas and improve infrastructure

[Angelica logo]

Expected Outcomes

•	Higher customer satisfaction scores

•	Higher renewal rates on expiring contracts with fair pricing

•	Higher sales to existing customer base of current and new products

•	Greater sales to customer related clinics and long term care facilities

•	Price increases at least equal to inflation

•	Offsetting inflationary pressures on operating costs via improved productivity in operations and delivery

[Angelica logo]

    Net Result

•	Organic growth rate increasing to 7% to 10%

•	Gross margin growing to 20% of revenues

[Angelica logo]

Target FY08 Economic Model - % of Revenues

	HISTORICAL RESULTS*				1st 9 Months FY07
	FY03	FY04	FY05	FY06	Total	w/o Edison	GOAL	COMMENTS

Revenues	100%	100%	100%	100%	100%	100%	100%	Assumes 3% annual price gains

All Merchandise Costs	19.4%	19.3%	17.7%	17.0%	18.4%	18.3%	17.0%	Direct sourcing savings

Utilities	7.3%	8.4%	9.8%	9.8%	9.7%	9.5%	8.4%	Adjusting to current energy costs

A/O Production Expense	41.0%	43.0%	45.5%	44.9%	43.2%	41.8%	40.4%	Gains from FY06 Best Practices Project offset wage inflation

Delivery Expense	13.3%	13.4%	14.1%	13.7%	15.0%	14.7%	14.2%	Impact of GPS and Distribution Software

Gross Margin	19.0%	15.8%	12.9%	14.5%	13.7%	15.7%	20.0%

SG&A	13.9%	12.2%	12.0%	12.1%	11.7%	11.9%	11.0%	Projected needs at volume levels

* Discontinued operations removed from historical results. In FY07 some in-hospital line management expense, representing approximately 1.0% of revenue, have been reclassed from A/O Production Expense to Delivery Expense.

[Angelica logo]

What We Need to Do to Achieve 20% Gross Margin Goal

1.	Get Edison sale or closure behind us

2.	Improved sourcing offsets higher quality linen costs and stabilizes inventory levels at 100% fill requirements

3.	Energy remains relatively stable, increasing at CPI levels

4.	Continued productivity gains from capital investments and process improvement initiative

5.	Realize promised delivery benefit from GPS of route optimization software

[Angelica logo]

Some Key Risks and Opportunities

(See 10-K for complete list of risks)

	Risks		Opportunities

•	Can’t realize inflationary price increases despite delightful service	•	Delightful service permits sale of higher priced, higher margin products and higher customer retention rates

•	Natural gas remains above 5% of revenues vs. historic high of 4%	•	Higher quality products increase useful life of linen

•	Industry-wide wage pressures aren’t adequately offset via productivity gains	•	Potential for additional savings via more direct sourcing

•	Escalating fuel and driver wages lessen savings from GPS and distribution software	•	Greater productivity gains allow A/O production expense to return to FY03 levels

		•	Efficiency and scale help drive SG&A below 11% of revenue

[Angelica logo]

Historical Market Profitability

	FY05	FY06	YTD FY07
# Markets with 20+ % Gross Margin	1	1	1

# Markets with 17.5% to 19.9% Gross Margin	1	1	1

# Markets with 15.0% to 17.4% Gross Margin	0	2	3

# Markets with 12.5% to 14.9% Gross Margin	2	2	1

# Markets with 10.0% to 12.4% Gross Margin	4	2	1

# Markets with <10% Gross Margin*	1	1	1

*Includes Edison which will be sold or closed in FY07

[Angelica logo]

Future Opportunities for Growth Via Acquisition

•	Since November 2003, we have purchased over $130 million in net healthcare revenue, while selling about $28 million of non-healthcare business

•	Strategic focus is filling in market presence in Eastern and Southern United States with complementary, quality service providers

•	Acquisitions range from small tuck-in volume to multiple free-standing facilities

•	Interested in accretive acquisitions with 15% internal rate of return and 18% return on net assets.

[Angelica logo]

Experienced Management Team

Steve O’Hara, Chairman, President & CEO	Became President & CEO in September 2003 after 3 years as outside director; 26 years business experience
Jack Olbrych, SVP and Chief Administrative Officer	Joined Angelica in December 2006, previously CEO of Carrus Publishing and held various senior management positions in the aviation industry.
Russell Watson, SVP Strategy, Marketing and Sales Administration	6 years with Angelica, after 12 years with National Service Industries
Richard Oliva, SVP Sales and Services	5 years with Angelica, following 13 years with Ashland Chemicals
Mel Davis, Vice President Operations	Joined Angelica in November 2005. 18 years experience in supply chain management and operations.
Steve Frey, General Counsel	30 years experience, including corporate, regulatory and acquisitions. Over 8 years with Angelica.
Jim Shaffer, Chief Financial Officer	CPA with 30 years finance experience, including 8 years with Angelica.

[Angelica logo]

Historical Continuing Operations Revenues

[bar graph]

2002	2003	2004	2005	2006
$263,823	$283,319	$308,034	$418,357	$425,735

[Angelica logo]

Historical Continuing Ops Gross Margin - %
[bar graph]

2002	2003	2004	2005	2006
19.5	19.0	15.8	12.9	14.5

[Angelica logo]

First Nine Months FY2007 vs. First Nine Months 2006 Results - $MM

Total				Total Minus Edison
Revenues		Operating Income Before Other Items*		Revenues		Operating Income Before Other Items*
FY06	FY07	FY06	FY07	FY06	FY07	FY06	FY07
320.1	324.2	5.9	6.6	309.8	313.3	8.2	11.8

 *Income from Operations vs Other Operating Income

[Angelica logo]

Natural Gas and Fuel Costs vs % of Revenue
[bar graph]

	2002	2003	2004	2005	2006	2007
Natural Gas	3.2	3.4	4.3	5.6	6.0	5.8
Delivery Fuel	1.2	1.4	1.6	1.9	2.1	2.0
						First Nine Months 2007

[Angelica logo]

Balance Sheet Remains Strong

Condensed as of July 28, 2007 ($000,000)

ASSETS		LIABILITIES AND EQUITY

Cash	$ 0.6	Current Maturities of Debt	$ 0.0

Receivables - Net	66.8	Accounts Payable	30.0

Linens	52.1	Accrued Compensation	7.6

Prepaid & other current assets	8.9	Other Current Liabilities	38.4

Total Current Assets	128.4	Total Current Liabilities	76.0

Net PP& E	92.2

Goodwill	49.3	Long-Term Debt, Less Current Maturities	95.7

Other Acquired Assets	34.9	Other Long-Term Obligations	13.7

Other Long-Term Assets	30.4	Shareholders’ Equity	149.8

Total Assets	$335.2	Total Liabilities and Equity	$335.2

[Angelica logo]

Looking Ahead

• FY08

•	Expect to be in low end of long-term 7-10% organic growth rate

•	SG&A target of 11% of revenues

•	Significant gross margin improvement moving toward long-term gross margin goal.

[Angelica logo]

Angelica Advantages

•	Market leader in healthcare textile services committed to great service every day for every customer

•	Extensive national reach, with regional focus

•	Implementing operational best practices systemwide to provide scalable base

•	Strong, experienced management team focused on profitable growth

•	Dividend, currently at $0.11 per share quarterly, provides 2.3% return

[Angelica logo]

Summary

By pursuing its stated initiatives, Angelica will
be the leading provider of linen management
services to the U.S. healthcare market with
healthcare providers desiring our services due
to our quality standards, passion and
creativity, allowing us to reach our goal of
delivering industry-leading growth and
exceptional stakeholder value.

[Angelica logo]

Delightful Service Through Innovation
To Every Customer Every Day

[picture]

Angelica Corporation
December 2007